UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

RITHM PROPERTY TRUST INC.

(Exact name of registrant as specified in charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway

New York, NY 10003

(Address of principal executive offices)

Registrant’s telephone number, including area code:

212-850-7770

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RPT	New York Stock Exchange
9.875% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RPT.PRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 19, 2025, Rithm Property Trust Inc. (the “Company”) issued a press release announcing the Reverse Stock Split (as defined below). A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information provided in Item 7.01 of this Report, including Exhibit 99.1, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 8.01.	Other Events.

On December 19, 2025, the Company announced that its Board of Directors unanimously approved a reverse stock split of shares of the Company’s common stock (the “Common Stock”), and the outstanding common units (“Common Units”) of its operating partnership (the “Operating Partnership”), at a ratio of one share for every six shares presently outstanding (the “Reverse Stock Split”). The Reverse Stock Split is expected to take effect at approximately 5:00 p.m. Eastern Time on December 30, 2025 (the “Effective Time”). Every six shares of Common Stock outstanding at that time will automatically be converted into one share of Common Stock and likewise corresponding adjustments will be made to each outstanding Common Unit of the Operating Partnership.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder that would hold fractional shares as a result of the Reverse Stock Split will be entitled to receive a cash payment in lieu of such fractional shares. The Reverse Stock Split will apply to all of the Company’s outstanding shares of Common Stock as of the Effective Time and therefore will not affect the relative percentage of shares owned by any particular stockholder, except for de minimis changes as a result of the elimination of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock except to the extent that it results in a stockholder receiving cash in lieu of fractional shares.

As a net result of the Reverse Stock Split, the number of outstanding shares of Common Stock will be decreased from 45,401,123 shares issued and outstanding as of December 15, 2025 to approximately 7,566,853 shares giving effect to the Reverse Stock Split. At the market open on December 31, 2025, the Common Stock is expected to begin trading on a Reverse Stock Split-adjusted basis under the new CUSIP number 38983D 854.

Stockholders of record will receive information from Equiniti Trust Company, LLC, the Company’s transfer agent, regarding their stock ownership following the Reverse Stock Split and, if applicable, payments of cash in lieu of fractional shares. Stockholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Reverse Stock Split.

Risk Factors

The Company is including the below risk factor for the purpose of supplementing and updating the disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission on February 18, 2025.

The reverse stock split may decrease the liquidity of the shares of our common stock and could lead to a decrease in our overall market capitalization.

The liquidity of the shares of our common stock may be affected adversely by a reverse stock split proposed to be effected by the Company given the reduced number of shares of our common stock that will be outstanding following such reverse stock split, especially if the market price of our common stock does not increase as a result of the reverse stock split.

The proposed reverse stock split, if effected, should have the effect of increasing the per share trading price of our common stock but there is no assurance that the trading price of our common stock after the reverse stock split will rise (or remain constant) in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split. The history of stock splits for other companies is varied, particularly because some investors may view a stock split negatively. We cannot predict the impact of the reverse stock split on the trading price of our common stock. Our total market capitalization after the reverse stock split, if completed, may be lower than our total market capitalization before the reverse stock split.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain information which constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “seek,” “believes,” “intends,” “expects,” “projects,” “anticipates,” “plans” and “future” or similar expressions are intended to identify forward-looking statements. These statements are not historical facts. Except for historical information, the statements set forth herein including, but not limited to, any statements regarding the Reverse Stock Split are forward-looking statements.  These forward-looking statements represent management’s current expectations regarding future events and are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond our control. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements see the sections entitled “Cautionary Statement Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings, including the Company’s recent proxy statements, filed with the Securities and Exchange Commission. The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated December 19, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RITHM PROPERTY TRUST INC.

By:	/s/ Nicola Santoro, Jr.
Name:	Nicola Santoro, Jr.
Title:	Chief Financial Officer

Dated: December 19, 2025